[Transamerica Occidental Life Insurance Company Letterhead]

September 11, 2003

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA-2L

File No. 811-07042, CIK 0000890041

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-2L, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual reports for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc. – Initial Class, Dreyfus Variable Investment Fund – Service Class, Dreyfus Stock Index Fund, Inc. – Service Class, The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class and Dreyfus Investment Portfolios – Service Class. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On September 9, 2003, AEGON/Transamerica Series Fund, Inc. filed its semi-annual report with the Commission via EDGAR (CIK: 0000778207);

•	On September 4, 2003, Dreyfus Variable Investment Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000813383);

•	On September 3, 2003, Dreyfus Stock Index Fund, Inc. filed its semi-annual report with the Commission via EDGAR (CIK: 0000846800);

•	On September 4, 2003, The Dreyfus Socially Responsible Growth Fund, Inc., filed its semi-annual report with the Commission via EDGAR (CIK: 0000890064); and

Securities and Exchange Commission

September 11, 2003

•	On September 4, 2002, Dreyfus Investment Portfolios filed its semi-annual report with the Commission via EDGAR (CIK: 0001056707).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

/s/ BRENDA D. SNEED
Brenda D. Sneed Assistant General Counsel